UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 3, 2005

(Date of earliest event reported: October 4, 2005)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in charter)

DELAWARE	1-10934	39-1715850
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA

SUITE 3300

HOUSTON, TEXAS 77002

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.   Regulation FD Disclosure.

On October 4, 2005 and October 5, 2005, an overview of the strategy and business outlook for Enbridge Energy Partners, L.P. (the “Partnership”) will be presented by Dan C. Tutcher, president of Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc. the general partner of the Partnership. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1	Enbridge Day Slide Show Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

	By:	Enbridge Energy Management, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

Dated October 3, 2005	By:	/s/ Jody L. Balko
Jody L. Balko
Controller
(Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Enbridge Day Slide Show Presentation.